Exhibit 10.1

Execution Version
CONSENT AND AGREEMENT

THIS CONSENT AND AGREEMENT (this “Consent”), dated as of February 1, 2021, is among HIGHPOINT OPERATING CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware, as borrower (the “Borrower”), HIGHPOINT RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware, as holdings (“Holdings”), the Guarantors party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.The Borrower, Holdings, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of September 14, 2018 (as amended to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower has requested and the Administrative Agent and the undersigned Lenders (the “Consenting Parties”) have agreed, subject to the terms and conditions contained in this Consent, to consent as set forth herein to certain deviations from the financial reporting covenants contained in the Credit Agreement, with such consent to be effective as of the Consent Effective Date.

C.The Borrower is required to comply with certain financial covenants specified in Section 9.01 of the Credit Agreement (the “Financial Covenants”). The Borrower has previously advised the Administrative Agent that the Borrower anticipates it will fail to comply with the Financial Covenants for certain periods during Fiscal Year 2021 (the “Anticipated FY2021 Financial Covenant Noncompliance”).

D.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Consent and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this Consent refer to sections of the Credit Agreement.

Section 2.Consent.

2.1Pursuant to Section 8.01(a), the Borrower is required to furnish to the Administrative Agent and each Lender audited financial statements for each fiscal year of Holdings, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing without a “going concern” or like qualification or exception.

2.2Subject to the terms hereof, the Consenting Parties hereby acknowledge that (a) the financial statements delivered pursuant to Section 8.01(a) for the fiscal year ended December

31, 2020 may contain a “going concern” qualification as a result of the Anticipated FY2021 Financial Covenant Noncompliance and agree that such qualification shall not constitute a Default under the Credit Agreement or give rise to an Event of Default under Section 10.01(e) and (b) upon the occurrence of the Anticipated FY2021 Financial Covenant Noncompliance, this Consent constitutes notice of (but not a waiver of) such Default pursuant to Section 8.02(a) of the Credit Agreement.

2.3Except as expressly set forth in Section 2.2, the consent and agreements contained herein shall not constitute a consent, waiver or agreement by the Administrative Agent or the Lenders with respect to any Defaults or Events of Default, which may exist or which may occur in the future under the Credit Agreement or any other Loan Document, or any future breach of Section 8.01(a) or any any Financial Covenant (including, without limitation, any Anticipated FY2021 Financial Covenant Noncompliance) (collectively, “Violations”). Similarly, nothing contained in this Consent shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, as the case may be, with respect to any Violations, (b) except as expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument, as applicable. Nothing in this Agreement shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.

Section 3.Conditions Precedent. This Consent shall not become effective until the date (the “Consent Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1The Administrative Agent shall have received from each of the Borrower, Holdings, the Guarantors and Lenders constituting the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Consent signed on behalf of such Person (which may include Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).

3.2The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Consent Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

3.4The representations and warranties of the Borrower and the Guarantors set forth in the respective Loan Documents to which such Persons are party shall be true and correct in all material respects (or, to the extent any such representations and warranties are qualified by reference to materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, except to the extent any such
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representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent any such representations and warranties are qualified by reference to materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects) as of such specified earlier date.

3.5The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to satisfaction of the conditions in Sections 3.3 and 3.4.

The Administrative Agent is hereby authorized and directed to declare this Consent to be effective, and shall deliver written notice of the Consent Effective Date to the Borrower, when the Administrative Agent has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.Miscellaneous.

4.1Confirmation. The provisions of the Credit Agreement, as modified by this Consent, shall remain in full force and effect following the effectiveness of this Consent.

4.2Ratification and Affirmation; Representations and Warranties. Each of the Borrower, Holdings and each Guarantor hereby (a)(a) acknowledges the terms of this Consent; (b)(b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, notwithstanding the consent contained herein, and, in particular, affirms that, after giving effect to this Consent, the terms of the Security Instruments secure, and will continue to secure, its obligations thereunder; and (c)(c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Consent: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, to the extent any such representations and warranties are qualified by reference to materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent any such representations and warranties are qualified by reference to materiality or Material Adverse Effect, such representations and warranties shall be true and correct in all respects) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

4.3Release. The Borrower and each Guarantor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Consent and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind
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whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, Holdings, any other Guarantor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Consent Effective Date relating to the Loan Documents, this Consent and/or the transactions contemplated thereby or hereby. The foregoing release shall survive the termination of this Consent.

4.4Counterparts. This Consent may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Consent and/or any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

4.5NO ORAL AGREEMENT. THIS CONSENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6GOVERNING LAW. THIS CONSENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7Severability. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8Loan Document. This Consent is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the Consent Effective Date.

BORROWER:	HIGHPOINT OPERATING CORPORATION

	By:	/s/ William M. Crawford
Name: William M. Crawford
Title: Chief Financial Officer

HOLDINGS:	HIGHPOINT RESOURCES CORPORATION

	By:	/s/ William M. Crawford
Name: William M. Crawford
Title: Chief Financial Officer

OTHER GUARANTORS:	FIFTH POCKET PRODUCTION, LLC

	By:	/s/ William M. Crawford
Name: William M. Crawford
Title: Chief Financial Officer

Signature Page to Consent

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jorge Diaz Granados
Name: Jorge Diaz Granados
Title: Authorized Officer

Signature Page to Consent

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jorge Diaz Granados
Name: Jorge Diaz Granados
Title: Authorized Officer

Signature Page to Consent

Bank of Montreal, as a Lender

By:	/s/ Patrick Johnston
Name: Patrick Johnston
Title: Director

Signature Page to Consent

U.S. Bank National Association

By:	/s/ Bruce Hernandez
Name: Bruce Hernandez
Title: Senior Vice President

Signature Page to Consent

BANK OF AMERICA, N.A.

By:	/s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

Signature Page to Consent

Citibank, N.A.

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

Signature Page to Consent

COMERICA BANK

By:	/s/ Caroline M. McClurg
Name: Caroline M. McClurg
Title: Senior Vice President

Signature Page to Consent

BOKF, NA, as a Lender

By:	/s/ Jennifer Fernandez
Name: Jennifer Fernandez
Title: Vice President

Signature Page to Consent

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Jacob W. Lewis
Name: Jacob W. Lewis
Title: Authorized Signatory

Signature Page to Consent

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Consent